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                                                                    EXHIBIT 10.2

                         AMENDMENT AND REAFFIRMATION OF
                         AMENDED AND RESTATED GUARANTEE

          AMENDMENT AND REAFFIRMATION OF AMENDED AND RESTATED GUARANTEE, dated as of March __, 2001 (this "Amendment and Reaffirmation"), of the Amended and Restated Guarantee, dated as of March 18, 1999 (the "Guarantee"), made by Raytheon Company, a Delaware corporation ("Raytheon", together with its successors and assigns permitted therein, the "Guarantor"), in favor of the Purchasers referred to therein and Bank of America National Trust Association, as managing facility agent (in such capacity, the "Managing Facility Agent") for such Purchasers.

          WHEREAS, pursuant to the Second Amended and Restated Purchase and Sale Agreement, dated as of March 10, 2000 (as hereto amended, modified or otherwise supplemented) (the "Purchase Agreement"), among Raytheon Aircraft Receivables Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft Credit Corporation ("Raytheon Credit"), as Servicer (as defined therein), the financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), Bank of America, N.A., as Managing Facility Agent (in such capacity, the "Managing Facility Agent") and Documentation Agent for the Purchasers, Bank of America, N.A. and The Chase Manhattan Bank, as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), The Chase Manhattan Bank, as Syndication Agent (in such capacity, the "Syndication Agent"), Citibank, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (each in such capacity, a "Co-Syndication Agent"), and each Administrative Agent referred to therein, Raytheon entered into the Guarantee;

          WHEREAS, the Purchase Agreement is being amended and restated by the Third Amended and Restated Purchase and Sale Agreement (the "Amended Purchase Agreement"), dated as of March __, 2001, among Raytheon Aircraft Receivables Corporation, a Kansas corporation (the "Seller"), Raytheon Aircraft Credit Corporation ("Raytheon Credit"), as Servicer (as defined therein), the financial institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), Bank of America, N.A., as Managing Facility Agent for the Purchasers (in such capacity, the "Managing Facility Agent"), The Chase Manhattan Bank and Bank of America, N.A., as Co-Administrative Agents for the Purchasers (in such capacity, each a "Co-Administrative Agent"), JP Morgan, a division of Chase Securities Inc. and Banc of America Securities LLC, as Co-Arrangers and Joint Bookrunners, JP Morgan, a division of Chase Securities Inc., as Syndication Agent (in such capacity, the "Syndication Agent") and each Administrative Agent referred therein;

          WHEREAS, it is a condition precedent to the effectiveness of the Amended Purchase Agreement that Raytheon shall have executed and delivered this Amendment and Reaffirmation to the Managing Facility Agent;

          WHEREAS, Raytheon desires to consent to the amendments to the Purchase Agreement, to consent to the amendments to the Guarantee as contained herein and to otherwise reaffirm its obligations under the Guarantee;

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          NOW THEREFORE, in consideration of the foregoing and to induce the
Managing Facility Agent, the Co-Agents, the Agents and the Purchasers to enter into the Amended Purchase Agreement and to induce the Purchasers to make their respective purchasers from the Seller under the Amended Purchase Agreement, Raytheon hereby agrees as follows:

          1. Defined Terms. Capitalized terms used herein but not defined shall have the meanings given to such terms in the Guarantee.

          2. Amendment to Section 10. Section 10 of the Guarantee is hereby amended as follows:

          (i) in the first sentence of such Section 10, by deleting the "and" immediately following the word "(l)" and inserting in its place "," and by inserting "and (n)" immediately following the word "(m)" and

          (ii) at the end of such Section 10, by inserting the following clause:

     "(n) Interest Rate Protection. Within 30 Business Days after the occurrence of a Rating Event obtain and maintain interest rate caps or interest rate swaps (or such other interest rate protection as the Managing Facility Agent and the Majority Purchasers shall require), at the Guarantor's own expense, in a manner consistent with the requirements of FASB 140, which shall be satisfactory in form and substance to the Managing Facility Agent and the Majority Purchasers and the rights of the Guarantor thereunder shall be pledged to the Administrative Agent, for the ratable benefit of the Purchasers, as collateral security for the obligations of the Guarantor hereunder."

          3. Consent and Reaffirmation. Raytheon hereby consents to the amendments to the Purchase Agreement and to the execution of the Amended Purchase Agreement by Raytheon Credit and the Seller, hereby consents to the amendments to the Guarantee as contained herein and hereby reaffirms it obligations under the Guarantee.

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     IN WITNESS WHEREOF, Raytheon has caused this Amendment and Reaffirmation to be duly executed and delivered by its proper and duly authorized officer as of the day and year first written above.

                              RAYTHEON COMPANY


                              By:____________________________
                                 Name:
                                 Title:

Acknowledged By:

BANK OF AMERICA, N.A.,
  as Managing Facility Agent


By:____________________________
   Name:
   Title:

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